UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 29, 2014

                                 T-REX OIL, INC.
                              --------------------
             (Exact name of Registrant as specified in its charter)

         Colorado                       000-51425               98-0422451
----------------------------      ----------------------   --------------------
(State or other jurisdiction     (Commission File Number)  (IRS Employer Identi-
of  incorporation)                                             fication No.)


                  520 Zang St., Suite 250, Broomfield, CO 80021
               --------------------------------------------------
                    (Address of principal executive offices)


                                 (720) 502-4483
        -----------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Note: The Company is filing this amended 8-K to amend Item 5.03 of the 8-K filed on October 31, 2014. This amendment includes the new Bylaws which were adopted by the Company on September 4, 2014. No other changes have been made to the original filing made on October 31, 2014.


                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03 Amendments to Articles of  Incorporation  or Bylaws;  Change in Fiscal
Year

The Company adopted new Bylaws on September 4, 2014 concurrent with the formation of the new company in Colorado. A copy of the Bylaws is attached as
Exhibit 3.1.


                   SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

 (d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of
Item 601of Regulation S-K.

     Exhibit No.        Description
     -----------        -----------

         3.1            Bylaws

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 T-REX OIL, INC.


                                 By: /s/ Donald Walford
                                     ---------------------------------------
                                     Donald Walford
                                     Chief Executive Officer



Date: February 25, 2015


























                                       3